                                                                    EXHIBIT 99.1

                                           Net Interest Margin Trust 1994-B
                                           August, 2000
                                           Payment: September 15, 2000

                                           7.85% SECURITIZED NET INTEREST
                                           MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                           Distribution Date: September 15, 2000

                                                                                                 Per $1,000
Securitized Net Interest Margin Certificates                                                      Original
--------------------------------------------                                                     ----------
1.   Amount Available                                                           662,912.67
                                                                          ----------------
     Pro rata Share of Excess from NIM 94-A                                     410,586.27
                                                                          ----------------
Interest

2.   Aggregate Interest                                                          38,250.46         0.41396602
                                                                          -----------------------------------

3.   Amount Applied to:
     (a)         accrued but unpaid Interest

4.   Remaining:
     (a)         accrued but unpaid Interest

5.   Monthly Interest                                                            38,250.46
                                                                          ----------------

Principal

6.   Current month's principal distribution                                   1,035,248.48        11.20398788
                                                                          -----------------------------------

7.   Remaining outstanding principal balance                                  4,811,955.35         52.0774389
                                                                          -----------------------------------
     Pool Factor                                                                0.05207744
                                                                          ----------------

8.   Present value of the projected remaining aggregate
     cashflows of the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                                            281,919,732.59**
                                                                          ----------------

9.   Aggregate principal balance of loans
     refinanced by Conseco Finance                                              820,409.94
                                                                          ----------------

10.  Weighted average CPR                                                            9.85%
                                                                          ----------------

11.  Weighted average CDR                                                            1.93%
                                                                          ----------------

12.  Annualized net loss percentage                                                  1.09%
                                                                          ----------------


13.  Delinquency              30-59 day                                              1.24%
                                                                          ----------------
                              60-89 day                                              0.52%
                                                                          ----------------
                              90+ day                                                0.73%
                                                                          ----------------
                              Total 30+                                              2.49%
                                                                          ----------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 8/15/00.

                                                Net Interest Margin Trust 1994-B
                                                August, 2000
                                                Payment:  September 15, 2000




                                            Fee Assets
                       ---------------------------------------------------
                            Guarantee        Inside           Fee Asset
                              Fees            Refi              Total
                       ---------------------------------------------------

GTFC 1994-1                 145,875.52      16,262.29          162,137.81
GTFC 1994-2                       0.00           0.00                0.00
GTFC 1994-3                       0.00           0.00                0.00
GTFC 1994-4                       0.00           0.00                0.00
                       ---------------------------------------------------

                            145,875.52      16,262.29          162,137.81

Total amount of Guarantee Fees and
     Inside Refinance Payments                                 162,137.81
                                                           ---------------

Subordinated Servicing Fees                                    230,427.90
                                                           ---------------

Payment on Finance 1 Note                                      392,565.71
                                                           ---------------

Allocable to Interest (current)                                      0.00
                                                           ---------------

Allocable to accrued but unpaid Interest                             0.00
                                                           ---------------

Accrued and unpaid Trustee Fees                                      0.00
                                                           ---------------

Allocable to Principal                                               0.00
                                                           ---------------

Finance 1 Note Principal Balance                                     0.00
                                                           ---------------

                                                Net Interest Margin Trust 1994-B
                                                August, 2000
                                                Payment:  September 15, 2000





                                                Inside
                                  Residual       Refi         Total
                        -----------------------------------------------

GTFC 1994-1                             0.00        0.00          0.00
GTFC 1994-2                       125,772.78    9,638.60    135,411.38
GTFC 1994-3                        35,889.11    8,265.84     44,154.95
GTFC 1994-4                        79,604.92   11,175.71     90,780.63
                        -----------------------------------------------
                                  241,266.81   29,080.15    270,346.96

                 Total Residual and Inside
                            Refinance Payments              270,346.96